UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

10770 E. Briarwood Avenue
Centennial,	CO		80112
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The Company is early in its financial closing process for the fiscal quarter ended September 30, 2026, but currently expects that it will meet or exceed its previously issued guidance for the fiscal quarter ended September 30, 2026. This expectation is based on information available to management as of the date of this report and is subject to completion of the Company’s financial closing procedures and the review of its financial statements by its independent registered public accounting firm.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2026, William H. White was terminated as Chief Financial Officer and Principal Financial Officer of Quantum Corporation (the “Company”) effective immediately. No disruption to current operations is expected as a result of Mr. White’s termination. The Company expects to timely file its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2026.

Effective on October 9, 2026, Hiral A. Patel, the Company’s current Chief Accounting Officer and Principal Accounting Officer, was appointed the Company’s Principal Financial Officer.

Ms. Patel, 38, has served as the Company’s Chief Accounting Officer and Principal Accounting Officer since September 1, 2026. Prior to that, she served as Chief Accounting Officer at Pep Boys, an automotive service and retail company, from October 2025 to June 2026. From March 2024 to October 2025, Ms. Patel was Vice President, Controller at IKEA Retail, the global home furnishing division of IKEA. Prior to that, Ms. Patel held positions of Senior Director of Accounting and Corporate Assistant Controller at VeriFone Systems Inc., a leader in payments and commerce solutions, from September 2020 to March 2024. She also served as Assurance Senior Manager for Ernst & Young LLP, a large global independent public accounting firm, from October 2011 to August 2020. Ms. Patel is a Certified Public Accountant and holds a Bachelor of Business Administration degree from Temple University.

There is no arrangement or understanding between Ms. Patel and any other person pursuant to which she was selected as an officer of the Company. There are no transactions between Ms. Patel and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Additionally, there are no family relationships between Ms. Patel and any director or executive officer of the Company.

Item 8.01 Other Events

As previously disclosed, on September 28, 2026, the Company announced the appointment of James C. Clancy as the Company’s Chief Operating Officer and, in connection with such appointment, his voluntary resignation as a member of the Company’s Board of Directors (the “Board”) and as a member of the Audit Committee and Corporate Governance and Nominating Committee (the “Nominating Committee”), in each case effective as of September 28, 2026.

In connection with Mr. Clancy’s voluntary resignation from such committees, on October 9, 2026, the Board appointed independent director Yue Zhou White to serve as a member of the Audit Committee and appointed independent director Donald J. Jaworski to serve as a member of the Nominating Committee, in each case effective immediately.

Forward-Looking Information
The information provided in this current report on Form 8-K may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on the Company’s current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to the timely filing of the Company’s quarterly report on Form 10-Q and its expectation that it will meet or exceed its previously issued guidance for the quarter ended September 30, 2026. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing our business; the impact of macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the risk that upon completion of our quarterly financial closing process, our financial results change from the results we currently expect; the competitive pressures we face; risks associated with executing our strategy; risks related to our ability to implement and maintain effective internal control over financial reporting in the future; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on June 25, 2026, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Corporation
(Registrant)

October 9, 2026	/s/ Hiral A. Patel
(Date)	Hiral A. Patel
Chief Accounting Officer